UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2016

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10701 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 1, 2016, Headwaters Incorporated entered into an asset purchase agreement (the Purchase Agreement) with Headwaters Windows, LLC, a Utah limited liability company and wholly-owned subsidiary of Headwaters, Krestmark Industries, L.P., a Texas limited partnership, Crest Vinyl Extrusions, LLC, a Texas limited liability company and Legacy Vinyl Windows, LP, a Texas limited partnership (collectively Krestmark) and William E. Robinson. The Purchase Agreement was filed as Exhibit 2.1 in Headwaters’ Current Report on Form 8-K filed on August 2, 2016.

On August 19, 2016, pursuant to the terms of the Purchase Agreement, Headwaters Windows acquired substantially all of Krestmark’s assets for a purchase price of $240.0 million, subject to certain adjustments, which transaction was disclosed in Headwaters’ Current Report on Form 8-K filed on August 25, 2016. This Form 8-K/A amends the original Form 8-K to include certain historical financial statements of Krestmark and certain pro forma financial information related to the Krestmark transaction required by Item 9.01 that were excluded from the original Form 8-K in reliance on the instructions to such item.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired. The audited financial statements of Krestmark Industries, L.P. and Affiliates as of December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015 are attached as Exhibit 99.1. The unaudited financial statements of Krestmark Industries, L.P. and Affiliates as of June 30, 2016 and for the six months ended June 30, 2016 and 2015 are attached as Exhibit 99.2.

(b)                              Pro forma financial information. The unaudited pro forma condensed combined financial information related to the acquisition of Krestmark and related transactions is attached as Exhibit 99.3.

(d)                              Exhibits.

23	Consent of BKD, LLP

99.1	Audited financial statements of Krestmark Industries, L.P. and Affiliates as of December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015

99.2	Unaudited financial statements of Krestmark Industries, L.P. and Affiliates as of June 30, 2016 and for the six months ended June 30, 2016 and 2015

99.3	Unaudited pro forma condensed combined financial information related to the acquisition of Krestmark and related transactions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 26, 2016

HEADWATERS INCORPORATED
(Registrant)

		By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)